SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                   Date of Report (date of earliest event reported):

                               September 27, 2002

                          Lehman Brothers Holdings Inc.
                (Exact name of registrant as specified in its charter)

                                    Delaware
                    (State or other jurisdiction of incorporation)

            1-9466                                         13-3216325
      (Commission File Number)                 (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY 10019
                        (Address of principal (Zip Code)
                          executive offices)

            Registrant's telephone number, including area code:

                                 (212) 526-7000





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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-61878 as exhibits thereto and are filed as part of this Report.

4.01 Global Security representing the Registrant's S&P 500(R)Index SUNS(R) (Stock Upside Note Securities(R)) Due September 27, 2007 (filed herewith)

4.02 Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's S&P 500(R)Index SUNS(R)(Stock Upside Note Securities(R)) Due September 27, 2007 (filed herewith)



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


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   LEHMAN BROTHERS HOLDINGS INC.
                                                           (Registrant)



Date:    September 27, 2002                        By:  /s/ Karen Corrigan
                                                   -----------------------------
                                                   Karen Corrigan
                                                   Vice President



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


                                  EXHIBIT INDEX



Exhibit No.       Exhibit

4.01 Global Security representing the Registrant's S&P 500(R)Index SUNS(R)(Stock Upside Note Securities(R)) Due September 27, 2007

4.02 Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's S&P 500(R)Index SUNS(R)(Stock Upside Note Securities(R)) Due September 27, 2007



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